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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2005



                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                        1-6407                 75-0571592
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

                     One PEI Center                             18711
               Wilkes-Barre, Pennsylvania                     (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (570) 820-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A RETIREMENT.

On April 26, 2005, Southern Union Company's indirect and wholly owned subsidiaries, Trunkline LNG Holdings LLC (TLNG Holdings), Panhandle Eastern Pipe Line Company, LP and Trunkline LNG Company, LLC (TLNG Company), entered into the credit agreement described below. TLNG Holdings, as borrower, and Panhandle Eastern Pipe Line Company, LP and TLNG Company, as guarantors, entered into a Credit Agreement, dated as of April 26, 2005 (the Credit Agreement), with Bayerische Hypo- Und Vereinsbank AG, New York Branch, as the agent, and the banks named therein for a senior term loan financing in the aggregate principal amount of $255,626,300. The loan matures on March 15, 2007 and contains customary terms and conditions, including a floating interest rate. The new loan was funded on April 29, 2005 and all of the proceeds from the new loan, together with additional cash, were used to repay in full all outstanding indebtedness and other obligations under the Credit Agreement, dated as of December 21, 2001, among TLNG Holdings, as borrower, TLNG Company, as guarantor, the lenders named therein, and Credit Suisse First Boston, as administrative agent, collateral agent and as the issuing bank. The hedging agreements related to the original loans were terminated.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
         (c) EXHIBITS.

EXHIBIT NO.          EXHIBIT
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    10.1             Credit Agreement dated as of April 26, 2005 by and among
                     Trunkline LNG Holdings LLC as the Borrower, Panhandle
                     Eastern Pipe Line Company, LP as a Guarantor, Trunkline LNG
                     Company, LLC as a Guarantor, and the Banks named therein and Bayerische Hypo- Und Vereinsbank AG, New York Branch as the Agent, the Sole Book Runner and the Sole Lead Arranger.

         This release and other reports and statements issued or made from time to time contain certain forward-looking statements that are based on current expectations, estimates and projections about the industry in which the Company operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are outside the Company's control. Therefore, actual results, performance and achievements may differ materially from what is expressed or forecasted in such forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to put undue reliance on such forward-looking statements. Stockholders may review the Company's reports filed in the future with the Securities and Exchange Commission for more current descriptions of developments that could cause actual results to differ materially from such forward-looking statements.

         Factors that could cause actual results to differ materially from those expressed in our forward-looking statements include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in Southern Union's service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to Southern Union's gas distribution business; new legislation and government regulations and proceedings affecting or involving Southern Union; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that Southern Union has acquired or may acquire may not be successfully integrated with the business of Southern Union; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors

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affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; Southern Union's, or any of its subsidiaries, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SOUTHERN UNION COMPANY
                                        ----------------------
                                              (Registrant)



Date May 2, 2005                    By  /s/ DAVID J. KVAPIL
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                                        David J. Kvapil
                                        Executive Vice President and Chief
                                        Financial Officer

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                                  EXHIBIT INDEX


       Exhibit No.                  Description
       -----------                  -----------
           10.1 Credit Agreement dated as of April 26, 2005 by and among Trunkline LNG Holdings LLC as the Borrower, Panhandle Eastern Pipe Line Company, LP as a Guarantor, Trunkline LNG Company, LLC as a Guarantor, and the Banks named therein and Bayerische Hypo- Und Vereinsbank AG, New York Branch as the Agent, the Sole Book Runner and the Sole Lead Arranger.